UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 16, 2023
Virgin Orbit Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40267	98-1576914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4022 E. Conant St. Long Beach, California	90808
(Address of principal executive offices)	(Zip Code)
(562) 388-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	VORBQ	*
Warrants to purchase common stock	VORWQ	*

*On April 13, 2023, the Company’s common stock and warrants were suspended from trading on The Nasdaq Stock Market LLC (“NASDAQ”) as a result of the Company’s filing of a voluntary petition under Chapter 11 of the United States Bankruptcy Code. Effective April 13, 2023, trades in the Company’s common stock and warrants began being quoted on the OTC Pink Marketplace under the symbols “VORBQ” and “VORWQ”, respectively. On May 2, 2023, NASDAQ filed a Form 25 to delist the Company’s common stock and warrants to remove such securities from registration under Section 12(b) of the Exchange Act.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on April 4, 2023, Virgin Orbit Holdings, Inc. (the “Company”) and its domestic subsidiaries, Virgin Orbit National Systems, LLC, Vieco USA, Inc., Virgin Orbit, LLC and JACM Holdings, Inc. (together with the Company, the “Debtors”) commenced voluntary proceedings (the “Chapter 11 Proceedings”) under Chapter 11 of the United States Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Court”).

On May 16, 2023, the Company and certain of its domestic subsidiaries (collectively, the “Sellers”) entered into a Stalking Horse Asset Purchase Agreement (the “Stalking Horse Agreement”) with Stratolaunch, LLC (the “Buyer”). Pursuant to the terms of the Stalking Horse Agreement, the Sellers have agreed to sell certain assets, which includes the Sellers’ specially modified Boeing 747 aircraft, known as Cosmic Girl, and certain other specifically scheduled assets, primarily related to the aircraft (the “Assets”) to the Buyer, and the Buyer has agreed to assume from the Sellers certain specified liabilities as further set forth in the Stalking Horse Agreement (the “Assumed Liabilities”).

The purchase price under the Stalking Horse Agreement will comprise (a) the payment of an amount in cash equal to $17.0 million, subject to adjustment as provided therein, and (b) the assumption of the Assumed Liabilities (together, the “Purchase Price”). In addition, under the Stalking Horse Agreement, the Buyer made a $1.7 million deposit (the “Deposit”) concurrently with the execution of the Stalking Horse Agreement, to be held in a segregated escrow account, with the Deposit being released to the Company upon the earlier to occur of (i) the closing of the transaction, in which case the amount of the Deposit will be credited against the cash portion of the Purchase Price, and (ii) the termination of the Agreement by the Sellers in connection with a Buyer Default Termination (as defined in the Stalking Horse Agreement). If the Stalking Horse Agreement is terminated other than due to a Buyer Default Termination, the Deposit will be returned to the Buyer.

The Stalking Horse Agreement is intended to constitute a “stalking horse bid” solely for the Assets in accordance with the Court’s bidding procedures order (the “Bidding Procedures Order”), which was entered by the Court on May 5, 2023. The Bidding Procedures Order set the deadline (the “Bid Deadline”) to submit bids for the Debtors’ assets as May 15, 2023, and the Debtors, in the exercise of their business judgment, extended such deadline to May 19,2023 at 12:00 p.m. ET. The Bidding Procedures Order likewise established certain bidding procedures for an auction that allows other qualified bidders to submit higher or otherwise better offers to purchase all or substantially all of the assets of the Debtors (any such offer, a “Competing Transaction”). Following the receipt of at least one qualified offer from other bidders proposing a Competing Transaction by the Bid Deadline, the Debtors held an auction with respect to the assets on May 22, 2023.

The Stalking Horse Agreement includes certain bid protections for the Buyer payable in accordance with the terms thereof, including a break-up fee equal to $425,000 and an expense reimbursement of up to $340,000 of reasonable out of pocket fees in the circumstances described in the Stalking Horse Agreement (the “Bid Protections”). Pending Court approval, the Bid Protections will be payable upon certain termination events set forth in the Stalking Horse Agreement, including the entry into a Competing Transaction (subject to certain exceptions). On May 18, 2023, a hearing was held before the Court to consider entry of an order (the “Stalking Horse Order”) approving (a) the Debtors’ designation of the Buyer as the Stalking Horse Bidder for the Assets, (b) the Debtors’ entry into the Stalking Horse Agreement and (c) the Bid Protections, and granting related relief. On May 22, 2023, the Court issued the Stalking Horse Order.

The foregoing description of the Stalking Horse Agreement does not purport to be complete and is qualified in its entirety by the full text of the Stalking Horse Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this "Current Report") and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements
This Current Report contains certain forward-looking statements within the meaning of the federal securities laws. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. All statements contained in this Current Report other than statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s plans to sell substantially all of its assets pursuant to the Stalking Horse Agreement, a Competing Transaction or otherwise; the timing and terms of any sale agreement approved by the Court, and the result of any such transaction, if any; and the timing and outcome of the auction process to be conducted for the sale of substantially all of the Company's assets. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to the timing and outcome of the Chapter 11 Proceedings and the Company’s filing for relief under Chapter 11, as well as the factors, risks and uncertainties included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as well as in the Company’s subsequent filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Information section of the Company’s website at www.virginorbit.com. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Stalking Horse Agreement, dated May 16, 2023, by and among the Company, Vieco USA, Inc., Virgin Orbit, LLC, JACM Holdings, Inc. and Stratolaunch, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Orbit Holdings, Inc.

Date:	May 22, 2023	By:	/s/ Dan Hart
		Name:	Dan Hart
		Title:	Chief Executive Officer